                                                                     EXHIBIT 1.1





                 HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED


                        [______]% Senior Notes due 2007



                             UNDERWRITING AGREEMENT



                                                             _____________, 1997



Chase Securities Inc.,
 as Representative of the several
 Underwriters named in Schedule I
270 Park Avenue
New York, New York  10017



Ladies and Gentlemen:


     Harman International Industries, Incorporated, a Delaware corporation (the "Company"), proposes to issue and sell $150,000,000 aggregate principal amount of its [______]% Senior Notes due 2007 (the "Senior Notes"). The Senior Notes are to be issued under an Indenture (the "Indenture") to be dated as of __________, 1997 by and between the Company and PNC Bank, National Association, as trustee (the "Trustee"), the form of which has been filed as an exhibit to the Registration Statement (as defined herein). This is to confirm the agreement concerning the purchase of the Senior Notes from the Company by the several Underwriters named in Schedule I hereto (the "Underwriters") for which Chase Securities Inc. is acting as Representative (the "Representative").


     1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. The Company represents and warrants to, and agrees with, each of the Underwriters that:


     (a) A registration statement on Form S-3 (File No. 333-28711), including a form of prospectus, relating to the Senior Notes has been prepared by the
Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") and has been filed by the Company with the Commission. The Company has filed one or more amendments thereto, including the related preliminary prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (i) prior to effectiveness of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or (ii) after effectiveness of such registration statement, a final prospectus in accordance with Rules 430A and 424(b)(1) or (4).
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                                                                               2


In the case of clause (ii), the Company has included in such registration statement, as amended at the Effective Time (as defined below), all information (other than information permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A ("Rule 430A Information")) required by the Securities Act and the rules thereunder to be included in the final prospectus with respect to the Senior Notes and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, with respect to the Senior Notes and the offering thereof and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the execution of this Agreement or, to the extent not completed at such time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the execution of this Agreement, will be included or made therein. For purposes of this Agreement, "Effective Time" means the date and time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was or is declared effective by the Commission. "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it becomes effective under the Securities Act, any prospectus filed with the Commission by the Company pursuant to Rule 424(a) and the prospectus included in the Registration Statement at the Effective Time that omits Rule 430A Information. Such registration statement, as amended at the Effective Time, including all Rule 430A Information, if any, is hereinafter referred to as the "Registration Statement", and the form of prospectus relating to the Senior Notes, as first filed with the Commission pursuant to and in accordance with Rule 424(b) or, if no such filing is required, as included in the Registration Statement is hereinafter referred to as the "Prospectus". Any reference herein to any Preliminary Prospectus, the Prospectus or the Registration Statement shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus, Prospectus or Registration Statement, as the case may be.


     (b) At the Effective Time, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as hereinafter defined), the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the respective rules thereunder; at the Effective Time, the Registration Statement did not or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; at the Effective Time and on the Closing Date, the Indenture did or will comply in all material respects with the applicable requirements of the Trust Indenture Act and the rules thereunder; and, at the Effective Time, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act or (ii) information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in
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conformity with written information furnished to the Company through the
Representative by or on behalf of any Underwriter specifically for use therein (the "Underwriters' Information"). The parties acknowledge and agree that the Underwriters' Information consists solely of paragraphs three and seven, and the second sentence of paragraph eight under the caption "Underwriting" in the Prospectus.


     (c) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus, and each Preliminary Prospectus has conformed in all material respects to the requirements of the Securities Act and the Rules and Regulations. The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the

"Exchange Act"), and the rules and regulations of the Commission thereunder, and none of such documents, when they were filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.


     (d) The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed on
Schedule II hereto. The Company and each of its principal subsidiaries, as defined in Schedule II hereto, have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, with full power and authority (corporate and other) to own and lease their properties and conduct their respective businesses as described in the Prospectus; all of the outstanding capital stock of the Company's subsidiaries owned beneficially by the Company, directly or indirectly, is free and clear of all claims, liens, charges and encumbrances; the Company and each of its subsidiaries are in possession of and operating in compliance with all authorizations, licenses, permits, consents, certificates and orders material to the conduct of their respective businesses, all of which are valid and in full force and effect; the Company and each of its subsidiaries are duly qualified to do business and in good standing as foreign corporations in each jurisdiction in which the ownership or leasing of properties or the conduct of their respective businesses requires such qualification, except for jurisdictions in which the failure to so qualify would not have a material adverse effect upon the Company and its subsidiaries taken as a whole; and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.


     (e) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable. All the outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable.


     (f) The Indenture, when duly executed by the proper officers of the Company and delivered by the Company, will constitute a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and (ii) general equitable principles (regardless of
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                                                                               4

whether such enforceability is considered in a proceeding in equity or at law). The Senior Notes, when duly executed, authenticated, issued and delivered as provided in the Indenture, will be duly and validly issued and outstanding and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, except as enforceability may be limited by (x) bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and (y) general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Indenture conforms to the descriptions thereof contained in the Prospectus.


     (g) The Company has full right, power and authority to execute and deliver this Agreement, the Indenture and the Senior Notes and to perform its obligations hereunder and thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of this Agreement, the Indenture and the Senior Notes and the consummation of the transactions contemplated by this Agreement and the Indenture have been duly and validly taken.


     (h) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company in accordance with its terms. The making and performance of this Agreement by the Company and the consummation of the transactions herein contemplated will not violate any provisions of the certificate of incorporation or bylaws, or other organizational documents, of the Company or any of its subsidiaries, and will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of its respective properties may be bound or affected, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its subsidiaries or any of their respective properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for compliance with the Securities Act, the Blue Sky laws applicable to the public offering of the Senior Notes by the several Underwriters and the clearance of such offering with the National Association of Securities Dealers, Inc. (the "NASD").


     (i) There are no persons with registration or other similar rights either to have any securities registered pursuant to the Registration Statement or to have any securities otherwise registered by the Company under the Securities Act in connection with or as a result of the execution, delivery and performance of this Agreement.


     (j) To the best of the Company's knowledge, KPMG Peat Marwick LLP, who have expressed their opinion with respect to the financial statements and schedules filed with the Commission as a part of the Registration Statement and included in or incorporated by reference into the Prospectus and in the Registration Statement, are independent accountants as required by the Securities Act and the Rules and Regulations.
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                                                                               5

     (k) The consolidated financial statements and schedules of the Company and its subsidiaries, and the related notes thereto, included in or incorporated by reference into the Registration Statement and the Prospectus present fairly the financial position of the Company and its subsidiaries as of the respective dates of such financial statements and schedules, and the results of operations and cash flows of the Company and its subsidiaries for the respective periods covered thereby. Such statements, schedules and related notes have been prepared in accordance with generally accepted accounting principles applied on a consistent basis as certified by the independent accountants named in subsection 2(j) above. No other financial statements or schedules are required to be included in the Registration Statement. The selected financial data set forth in the Prospectus under the captions "Capitalization" and "Summary Consolidated Financial and Operating Data" fairly present the information set forth therein on the basis stated in the Registration Statement.


     (l) Except as disclosed in the Prospectus, and except as to any breaches, violations or defaults which individually or in the aggregate would not be material to the Company and its subsidiaries taken as a whole, neither the Company nor any of its subsidiaries is in violation or default of any provision of its certificate of incorporation or bylaws, or other organizational documents, or is in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its properties are bound; is in violation in respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject; and there does not exist any state of facts which constitutes an event of default on the part of the Company or any such subsidiary as defined in such documents or which, with notice or lapse of time or both, would constitute such an event of default, except where any such event of default would not individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of the Company and its subsidiaries taken as a whole.


     (m) There are no contracts or other documents required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described or filed as required. The contracts described in the Prospectus are in full force and effect on the date hereof; and neither the Company nor any of its subsidiaries, nor to the best of the Company's knowledge, any other party is in breach of or default under any of such contracts which, in the case of any such breach or default by a third party, would give rise to rights of the Company or any of its subsidiaries under any such document.


     (n) Except as disclosed in the Prospectus, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened to which the Company or any of its subsidiaries is or may be a party or of which property owned or leased by the Company or any of its subsidiaries is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings might, individually or in the aggregate, prevent or adversely affect the transactions contemplated by this Agreement or result in a material adverse change in the condition (financial or otherwise), properties, business, results of operations or prospects of the Company and its subsidiaries; and no labor disturbance by the employees of the Company or any of its subsidiaries exists or is imminent which is likely to
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                                                                               6

affect materially and adversely such condition, properties, business, results of operations or prospects. Neither the Company nor any of its subsidiaries is a party or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body which has had or could reasonably be expected to have a material adverse effect on its condition (financial or otherwise), properties, business, results of operations or prospects.


     (o) The Company and each of its subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements hereinabove described (or elsewhere in the Prospectus), subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such financial statements (or elsewhere in the Prospectus), or (ii) those which are not material in amount and do not adversely affect the use made and proposed to be made of such property by the Company and its subsidiaries. The Company and each of its subsidiaries holds its respective leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Company. Except as disclosed in the Prospectus, the Company owns or leases all such properties as are necessary to its operations as now conducted or as proposed to be conducted.


     (p) Since the respective dates as of which information is given in the Registration Statement and Prospectus, and except as described in or specifically contemplated by the Prospectus: (i) the Company and its subsidiaries have not incurred any material liabilities or obligations, indirect, direct or contingent, or entered into any material verbal or written agreement or other transaction which is not in the ordinary course of business or which could result in a material reduction in the future earnings of the Company and its subsidiaries; (ii) the Company and its subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance; (iii) the Company has not paid or declared any dividends or other distributions with respect to its capital stock and the Company and its subsidiaries are not in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the capital stock (other than upon the exercise of options) or indebtedness material to the Company and its subsidiaries (other than in the ordinary course of business); and (v) there has not been any material adverse change in the condition (financial or otherwise), business, properties, results of operations or prospects of the Company and its subsidiaries taken as a whole.


     (q) Except as disclosed in or specifically contemplated by the Prospectus, the Company and its subsidiaries have sufficient trademarks, trade names, patent applications, patent rights, mask works, copyrights, trademark registrations, servicemarks, servicemark registrations, licenses, approvals and governmental authorizations to conduct their businesses as described in the Prospectus; the expiration of or inability to use any trademarks, trade names, patent rights, mask works, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), licenses, approvals or governmental authorizations would not have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of the Company and its subsidiaries taken as a whole; and the Company has no knowledge of any material infringement by it or its subsidiaries of trademark, trade name rights, patent rights, mask works, copyrights,
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                                                                               7

licenses, trade secret or other similar rights of others, and there is no claim currently being made against the Company or its subsidiaries regarding trademark, trade name, patent, mask work, copyright, license, trade secret or other infringement which could have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of the Company and its subsidiaries taken as a whole.


     (r) The Company has not been advised, and has no reason to believe, that either it or any of its subsidiaries is not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations; except, in each case, where failure to be so in compliance would not materially adversely affect the condition (financial or otherwise), business, results of operations or prospects of the Company and its subsidiaries taken as a whole.


     (s) The Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns or have requested extensions thereof (except when the failure to so file would not have a material adverse effect on the Company and its subsidiaries, taken as a whole) and have paid all taxes shown as due thereon, except for taxes which are being contested in good faith and for which adequate reserves have been provided; and the Company has no knowledge of any tax deficiency which has been or might be asserted or threatened against the Company or its subsidiaries which could materially and adversely affect the business, operations or properties of the Company and its subsidiaries taken as a whole.


     (t) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.


     (u) Each of the Company and its subsidiaries maintains insurance of the types and in the amounts generally deemed adequate for its business, including, but not limited to, insurance covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.


     (v) Neither the Company nor any of its subsidiaries has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state, governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.


     (w) The Company has not taken, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Senior Notes to facilitate the sale or resale of the Senior Notes.


     (x) The Company is eligible to use a Registration Statement on Form S-3 under the Securities Act and the Rules and Regulations thereunder for purposes of registering the Senior Notes under the Securities Act.
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                                                                               8

     2.  PURCHASE BY THE UNDERWRITERS.


     On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Company agrees to issue and sell to each of the Underwriters, severally and not jointly, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, the principal amount of Senior Notes set forth opposite the name of such Underwriter in Schedule I hereto at a purchase price equal to [ ]% of the principal amount thereof plus accrued interest, if any, from _______ to the Closing Date.


     The Company shall not be obligated to deliver any of the Senior Notes except upon payment for all the Senior Notes to be purchased as provided herein.


     The Company acknowledges and agrees that each Underwriter may sell Senior Notes to any of its affiliates and that any such affiliate may sell Senior Notes purchased by it to an Underwriter.


     3.   DELIVERY OF AND PAYMENT FOR THE SENIOR NOTES.


     Delivery of and payment for the Senior Notes shall be made at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, or at such other place as shall be agreed upon by the Representative and the Company, at 10:00 A.M., New York City time, on __________, 1997 (such date and time being referred to herein as the "Closing Date"). On the Closing Date, the Company shall deliver or cause to be delivered to the Underwriters for the account of each Underwriter through the book-entry facilities of The Depository Trust Company (the "DTC") certificates for the Senior Notes (with any transfer taxes payable in connection with the transfer of such Senior Notes to the Underwriters duly paid by the Company) against payment of the purchase price to or upon the order of the Company by wire transfer of same day funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each of the Underwriters hereunder. The Senior Notes so to be delivered will be represented by one or more permanent global certificates registered in the name of the DTC or its nominee. The Company shall make the certificates for the Senior Notes available for inspection by the Underwriters and for delivery to the DTC in New York, New York, at least one full business day prior to the Closing Date.


     4.   FURTHER AGREEMENTS OF THE COMPANY.


     The Company agrees with each of the Underwriters:


     (a) That, if the Effective Time is prior to the execution and delivery of this Agreement, to file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) of Rule 424(b) (or, if applicable and if consented to by the Representative subparagraph (4) of Rule 424(b)) within the time period prescribed by such rule, and provide evidence satisfactory to the Representative of such timely filing;
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                                                                               9

     (b) To advise the Representative promptly of any proposal to amend or supplement (i) the registration statement as filed, (ii) the related prospectus,
(iii) the Registration Statement or (iv) the Prospectus, and not to effect such amendment or supplementation without the consent of the Representative; to advise the Representative promptly of the receipt of any comments from the Commission and of the effectiveness of the Registration Statement (in each case if the Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplement to the Registration Statement or the Prospectus, or of any request by the Commission therefor, and of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; to advise the Representative promptly of any order preventing or suspending the use of any prospectus relating to the Senior Notes, of the suspension of the qualification of the Senior Notes for offering or sale in any jurisdiction, and of the initiation or threatening of any proceeding for any such purpose; and to use its best efforts to prevent the issuance of any stop order or of any such order preventing or suspending the use of any prospectus relating to the Senior Notes or suspending any such qualification and, if any such stop order or order of suspension is issued, to obtain the lifting thereof at the earliest possible time;


     (c) To furnish promptly to each of the Representative and counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith; and to deliver promptly without charge to the Representative such number of the following documents as the Representative from time to time may reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the Indenture) and (ii) each Preliminary Prospectus, the Prospectus (not later than 10:00 A.M., New York City time, on the day following the execution and delivery of this Agreement) and any amended or supplemented Prospectus (not later than 10:00 A.M. New York City time, on the day following the date of such amendment or supplement);


     (d) To furnish promptly to each of the Underwriters and counsel for the Underwriters, without charge, as many copies of the Preliminary Prospectus and the Prospectus (and any amendments or supplements thereto) as may reasonably be requested;


     (e) If the delivery of a prospectus is required at any time in connection with the sale of the Senior Notes and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or if for any other reason it shall be necessary at such time to amend or supplement the Prospectus in order to comply with the Securities Act, then to notify the Representative immediately thereof, and promptly to prepare and file with the Commission an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;


     (f) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the reasonable judgment of the Company and the Representative, be required by the Securities Act or requested by the Commission or advisable in connection with the distribution of the Senior Notes;

     (g) As soon as practicable to make generally available to the holders of the Senior Notes and to deliver to the Representative an earning statement of the Company and its subsidiaries (which need not be audited) complying with
Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);


     (h) For so long as any of the Senior Notes are outstanding, to furnish to the Representative within 15 days thereof, copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder as the Underwriters may reasonably request;


     (i) The Company shall apply the net proceeds of its sale of the Senior Notes as set forth in the Prospectus;


     (j) The Company will maintain a registrar for the Senior Notes;


     (k) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expect to constitute, the stabilization or manipulation of the price of any securities of the Company; and


     (l) For a period of 30 days from the date of the Prospectus, not to offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offering of, any debt securities (or securities convertible into debt securities) of the Company (other than the Senior Notes in connection with this Offering) without the prior written consent of the Representative.


     5.   CONDITIONS OF UNDERWRITERS' OBLIGATIONS.


     The respective obligations of each of the Underwriters hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:


     (a) The Underwriters shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Simpson Thacher & Bartlett, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel is material and is required to be stated therein or is necessary to make the statements therein not misleading.
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                                                                              11

     (b) If the Effective Time is not prior to the execution and delivery of this Agreement, then the Registration Statement shall have become effective and the Indenture shall have been qualified under the Trust Indenture Act, and the Representative shall have received notice thereof, not later than (i) 6:00 P.M. New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 P.M., New York City time, on such date or (ii) 12:00 Noon, New York City time, on the business day following the day on which the offering price was determined if such determination occurred after 3:00 P.M., New York City time, on such date. If the Effective Time is prior to the execution and delivery of this Agreement, then the Prospectus shall have been timely filed with the Commission in accordance with
Section 4 of this Agreement. Prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with to the reasonable satisfaction of the Representative.


     (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Senior Notes, the Indenture, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby, shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that such counsel may reasonably request to enable them to pass upon such matters.


     (d) There shall have been furnished to you, in form and substance satisfactory to you, except as otherwise expressly provided below:


                    (i) An opinion of Jones, Day, Reavis & Pogue, as counsel to the Company, addressed to the Underwriters and dated the Closing Date, in the form attached as Exhibit A.


                    (ii) An opinion of Frank Meredith, Esquire, Tax/Legal Counsel for the Company, addressed to the Underwriters and dated the Closing Date, in the form attached as Exhibit B.


     (e) The Underwriters shall have received from Simpson Thacher & Bartlett, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to such matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as such counsel reasonably request for enabling them to pass upon such matters.



     (f) The Company shall have furnished to the Underwriters a letter (the

"bring-down letter") of KPMG Peat Marwick LLP ("KPMG"), addressed to the Underwriters and dated the Closing Date confirming, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the letter delivered to the Representative concurrently with the execution of this Agreement, the substance of which shall have been agreed upon and confirmed in writing between the Representative and KPMG.


     (g) The Company shall have furnished to the Underwriters a certificate, dated the Closing Date, of its Chairman of the Board or its President and its Chief Financial Officer stating that:


          (i) such officers have carefully examined the Registration Statement and the Prospectus;


          (ii) in their opinion, as of the Effective Time, the Registration Statement did not, and as of its date and the Closing Date, the Prospectus did not and does not include any untrue statement of a material fact and did not and does not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and since the Effective Time, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus; and


          (iii) to the best of their knowledge after reasonable investigation, as of the Closing Date (A) the representations and warranties of the Company in this Agreement are true and correct, (B) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, (C) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission, and subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change in the financial position or results of operation of the entities purported to be shown thereby, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole, except as set forth in the Prospectus.


     (h) The Indenture shall have been duly executed and delivered by the Company and the Trustee and the Senior Notes shall have been duly executed and delivered by the Company and authenticated by the Trustee.


     (i) At the Closing Date, there shall exist no default or event of default under the Indenture.


     (j) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change in the capital stock or consolidated long-term debt of the Company and its subsidiaries or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole, the effect of which, in any such case described above, is, in the judgment of the Underwriters so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Senior Notes on the terms and in the manner contemplated in the Prospectus (exclusive of any supplement).


     (k) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Senior Notes, or any of the Company's other debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations, and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading), its rating of the Senior Notes or any of the Company's other debt securities.


     (l) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or limited, or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, or trading in securities of the Company on any exchange or in the over-the-counter market shall have been suspended, (ii) a general moratorium on commercial banking activities shall have been declared by Federal or New York State authorities, (iii) an outbreak or escalation of hostilities involving the United States or a declaration by the United States of a national emergency or war or (iv) such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the reasonable judgment of the Representative impracticable or inadvisable to proceed with the public offering or the delivery of the Senior Notes on the terms and in the manner contemplated in the Prospectus.


     (m) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance and sale of the Senior Notes; and no injunction, restraining order or order of any other nature by a federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Senior Notes.


     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in substance reasonably satisfactory to counsel for the Underwriters.


     6.   TERMINATION.


     This Agreement shall become effective (other than Sections 8 and 12 which shall become effective upon the execution hereof) upon the later of when (i) the Underwriters and the Company shall have received notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement. The obligations of the Underwriters hereunder may be terminated by the Underwriters in its absolute discretion, by notice given to and received by the Company prior to delivery of and payment for the Senior Notes, if, prior to that time, any of the events described in Sections 5(j), 5(k), 5(l) or 5(m) shall have occurred.

     7.   DEFAULTING UNDERWRITERS.


     If, on the Closing Date, any Underwriter or Underwriters default in the performance of its or their obligations under this Agreement, the Underwriters may make arrangements for the purchase of such Senior Notes by other persons satisfactory to the Company and the Underwriters, including any of the Underwriters, but if no such arrangements are made by the Closing Date, then each remaining non-defaulting Underwriter shall be obligated severally to purchase the Senior Notes which the defaulting Underwriter or Underwriters agreed but failed to purchase on the Closing Date in the respective proportions which the principal amount of Senior Notes set forth opposite the name of each remaining non-defaulting Underwriter in Schedule I hereto bears to the aggregate principal amount of Senior Notes set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule I hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Senior Notes on the Closing Date if the aggregate principal amount of Senior Notes which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds one-eleventh of the aggregate principal amount of the Senior Notes to be purchased on the Closing Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase in total more than 110% of the principal amount of the Notes which it agreed to purchase on the Closing Date pursuant to the terms of Section 2 hereof. If the foregoing maximums are exceeded and the remaining Underwriter or other underwriters satisfactory to the Underwriters and the Company do not elect to purchase the Senior Notes which the defaulting Underwriter or Underwriters agreed but failed to purchase, this Agreement shall terminate without liability on the part of the non-defaulting Underwriters or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 12 hereof and except that the provisions of Sections 9 and 10 hereof shall not terminate and shall remain in effect. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement
                     -----------
unless the context otherwise requires, any party not listed in Schedule I hereto who, pursuant to this Section 7 purchases Senior Notes which a defaulting Underwriter agreed but failed to purchase.


     Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have for damages caused by its default. If other underwriters are obligated or agree to purchase the Senior Notes of a defaulting Underwriter, either the Underwriters or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus that would effect any such changes.


     8.   REIMBURSEMENT OF UNDERWRITERS' EXPENSES.


     If (a) notice shall have been given pursuant to Section 6 terminating this Agreement or if this Agreement (other than this Section 8 or Section 12) does not become effective pursuant to Section 6, (b) the Company shall fail to tender the Senior Notes for delivery to the Underwriters for any reason permitted under this Agreement or (c) the Underwriters shall decline to purchase the Senior Notes for any reason permitted under this Agreement, the Company shall reimburse the Underwriters for the fees and expenses of their counsel and for such other reasonable out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Senior Notes, and upon demand the Company shall pay the full amount thereof to the Underwriters. If this Agreement is terminated pursuant to Section 7 solely by reason of the default of one or more of the Underwriters, the Company shall not be obligated to reimburse the defaulting Underwriters on account of those expenses.


     9.   INDEMNIFICATION.


          (a) The Company shall indemnify and hold harmless each Underwriter, its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls any Underwriter within the meaning of the Securities Act or the Exchange Act (collectively referred to for the purposes of this Section 9 and Section 10 as the Underwriter), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of the Senior Notes), to which that Underwriter may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and shall reimburse each Underwriter for any legal or other expenses reasonably incurred by that Underwriter in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with any Underwriters' Information; provided, further, that the indemnification contained in this paragraph (a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Senior Notes by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Act and the Rules and Regulations, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus, provided that the Company has delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending.


          (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its officers who signed the Registration Statement, directors, employees, representatives and agents, and each person, if any, who controls any Underwriter within the meaning of the Securities Act or the Exchange Act (collectively referred to for the purposes of this Section 9 and Section 10 as the Company), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory authority law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Underwriters' Information, and shall reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred.


          (c) Promptly after receipt by an indemnified party under this Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 9. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 9(a) and 9(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.


          The obligations of the Company and the Underwriters in this Section 9 and in Section 10 are in addition to any other liability which the Company or the Underwriters, as the case may be, may otherwise have, including in respect of any breaches of representations, warranties and agreements made herein by any such party.


     10.  CONTRIBUTION.


     If the indemnification provided for in Section 9 is unavailable or insufficient to hold harmless an indemnified party under Section 9(a) or (b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof,
(i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Senior Notes or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Senior Notes purchased under this Agreement (before deducting expenses) received by or on behalf of the Company, on one hand, and the total discounts and commissions received by the Underwriters with respect to the Senior Notes purchased under this Agreement, on the other hand, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Company or information supplied by the Company on the one hand or to any Underwriters' Information on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10 were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for purposes of this Section 10, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Underwriter with respect to the Senior Notes purchased by it under this Agreement exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 10 are several in proportion to their respective underwriting obligations and not joint.


     11.  PERSONS ENTITLED TO BENEFIT OF AGREEMENT.


     This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 9 and 10 hereof, and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. The term "successors" shall not include a purchaser of any of the Senior Notes from any of the several Underwriters merely because of such purchase.


     12.  EXPENSES.


     The Company agrees with the Underwriters to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Senior Notes and any taxes payable in that respect; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto (including the filing fees of the Commission); (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the costs of printing, reproducing and distributing this Agreement and any other underwriting and selling group documents by mail, telex or other means of communications; (e) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Senior Notes; (f) the fees and expenses of qualifying the Senior Notes under the securities laws of the several jurisdictions, as provided in Section 4 hereof, and of preparing, printing and distributing Blue Sky Memoranda and Legal Investment Surveys (including related fees and expenses of counsel to the Underwriters); (g) any fees charged by securities rating services for rating the Senior Notes; (h) all fees and expenses of the Trustee and any agent thereof; (i) all fees and expenses and all other costs and expenses incident to the performance of the obligations of the Company under this Agreement (including without limitation legal fees and expenses of counsel to the Company (including special regulatory counsel to the Company and the fees and expenses of KPMG); and (j) all expenses in connection with any meetings with prospective investors (including, without limitation, slides);

provided that, except as otherwise provided in this Section 12 and in Section 8 hereof, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, and the expenses of advertising any offering of the Notes made by the Underwriters.


     13.  SURVIVAL.


     The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Senior Notes and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.


     14.  NOTICES, ETC.



     All statements, requests, notices and agreements hereunder shall be in writing, and:


     (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to:


          c/o Chase Securities Inc.
          270 Park Avenue
          4th Floor
          New York, New York  10017
          Attention:  John Judson


          Phone:       (212) 834-3144
          Facsimile:    (212) 834-6170

and

     (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to:


          Harman International Industries, Incorporated
          1101 Pennsylvania Avenue, N.W.
          Suite 1010
          Washington, D.C.  20004
          Attention:  Frank Meredith

          Phone:                         (202) 393-1101
          Facsimile:                     (202) 393-2402

     with a copy to:

          Jones, Day, Reavis & Pogue
          1450 G. Street, N.W.
          Suite 700
          Washington, D.C.  20005
          Attention:  R. Todd Johnson

          Phone:                         (202) 879-4640
          Facsimile:                     (202) 737-2832


provided, however, that any notice to an Underwriter pursuant to Section 9(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Underwriters, which address will be supplied to any other party hereto by the Underwriters upon request.


     Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made by the Underwriters on behalf of the Underwriters.


     15.  DEFINITIONS OF CERTAIN TERMS.


     For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" means, with respect to any person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock, entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such person or one or more of the other Subsidiaries of that person (or a combination thereof) and (ii) any partnership (a) the sole general partner or the managing general partner of which is such person or a Subsidiary of such person or (b) the only general partners of which are such person or one or more Subsidiaries of such person (or any combination thereof).

     16.  GOVERNING LAW.


     THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


     17.  COUNTERPARTS.


     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute one and the same instrument.


     18.  HEADINGS.


     The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     If the foregoing is in accordance with your understanding of the agreement between the Company and the several Underwriters, kindly indicate your acceptance in the space provided for that purpose below.


                              Very truly yours,


                              Harman International Industries, Incorporated



                              By:  ______________________________
                                   Name:
                                   Title:


Accepted:


Chase Securities Inc.
NationsBanc Capital Markets, Inc.
Lehman Brothers Inc.
Montogomery Securities
Societe General Securities Corporation

By:  CHASE SECURITIES INC.,
     As Representative


By:  _____________________________
         Name:
         Title:

                                                                      Schedule I

                                                       to Underwriting Agreement



                                                    Aggregate Principal
                                                    -------------------

Underwriter                                        Amount of Senior Notes
-----------                                        ----------------------


Chase Securities Inc.                               $


NationsBanc Capital Markets, Inc.


Lehman Brothers Inc.


Montgomery Securities


Societe Generale Securities Corporation


     Total:                                         $150,000,000
                                                    ============

                                                                     Schedule II

                                                       to Underwriting Agreement


                                  SUBSIDIARIES
















*  Denotes a principal subsidiary

                                                                   SCHEDULE A to
                                                          Underwriting Agreement


                      [FORM OF COMPANY COUNSEL'S OPINION]



                                    ________ __, 1997



Chase Securities Inc.,
 as Representative of the several
 Underwriters named in Schedule I
 to the Underwriting Agreement
270 Park Avenue
New York, New York  10017


          Re: Public Offering of $150,000,000 aggregate amount of Senior Notes of Harman International Industries, Incorporated


Ladies and Gentlemen:


          We have acted as counsel to Harman International Industries, Incorporated, a Delaware corporation (the "Company"), in connection with the issuance and sale by the Company of $150,000,000 aggregate principal amount of its [______]% Senior Notes due 2007 (the "Senior Notes") pursuant to the Underwriting Agreement, dated as of _________, 1997 (the "Underwriting Agreement") among the Company, Chase Securities Inc., NationsBanc Capital Markets Inc., Lehman Brothers Inc., Montgomery Securities and Societe Generale Securities Corporation (collectively, the "Underwriters"). This opinion is being furnished to you pursuant to Section 5(c)(i) of the Underwriting Agreement. Unless otherwise defined herein, capitalized terms used in this opinion that are defined in the Underwriting Agreement are used herein as so defined.


          For purposes of this opinion (i) Domestic Subsidiaries shall mean Harman Investment Company, a Delaware corporation, JBL Incorporated, a Delaware corporation and, Harman Motive, Inc., a Delaware corporation and (ii) Subsidiaries shall mean the Domestic Subsidiaries and all other direct and indirect subsidiaries of the Company.


          We have examined such documents, records and matters of law as we have deemed necessary for purposes of this opinion. In rendering the opinions herein, we are expressing no opinion as to the laws of any jurisdiction other than the United States, the District of Columbia and the States of Delaware and New York.


          Based upon the foregoing, and subject to the qualifications, assumptions and limitations set forth herein, we are of the opinion that:

          1. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to transact business as a foreign corporation and is in good standing in the District of Columbia and the States of California and New York, and has full corporate power and authority to own its properties and conduct its business as described in the Registration Statement.


          2. Each Domestic Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, as set forth opposite its name in Schedule A attached hereto, is duly qualified to transact business as a foreign corporation and is in good standing in the states set forth opposite its name on Schedule A attached hereto, and has full corporate power and authority to own its properties and conduct its business as described in the Registration Statement.


          3. The authorized capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectus, and all of the outstanding shares of capital stock of the Company that were issued in the Company's initial public offering or at any time thereafter have been duly authorized and validly issued and are fully paid and nonassessable.


          4. All of the issued and outstanding shares of capital stock of each Domestic Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable. To our knowledge, all of the issued and outstanding shares of each Domestic Subsidiary beneficially owned by the Company, directly or indirectly, are free and clear of all liens, encumbrances, security interests, voting trusts or claims.


          5. The Indenture complies as to form in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission thereunder.


          6. The statements made in the Prospectus under the caption "Description of Notes," insofar as such statements purport to summarize certain provisions of certain terms of documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.


          7. The Company has full corporate authority to execute and deliver the Underwriting Agreement, the Indenture and the Senior Notes and to perform its obligations hereunder and thereunder; and all corporate action required to be taken by the Company for the due and proper authorization, execution and delivery of the Indenture and the Senior Notes and for the consummation of the transactions contemplated by the Underwriting Agreement, the Indenture and the Senior Notes have been duly and validly taken; and the Indenture constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.


          8. The Senior Notes are in the form contemplated by the Indenture and, upon the due authentication and delivery thereof by the Trustee pursuant to the Indenture, will be duly and validly issued and outstanding and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.


          9. The execution, delivery and performance of the Underwriting Agreement, the Indenture and the Senior Notes by the Company and the consummation of the transactions contemplated thereby will not (or have not, as the case may be) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument, that is material to the Company and its Subsidiaries, taken as a whole, and now known to us to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is subject; nor will such actions result (or have resulted, as the case may be) in any violation of the provisions of the charter or by-laws of the Company or any of its Subsidiaries or any statute or any order, rule or regulation known to us of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets; and except for (A) the registration of the Senior Notes under the Securities Act, (B) the qualification of the Indenture under the Trust Indenture Act and (C) such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Senior Notes by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for (x) the execution, delivery and performance of the Underwriting Agreement, the Indenture or the Senior Notes by the Company, and (y) the consummation of the transactions contemplated thereby.


          10. Except as disclosed on Schedule B attached hereto, we are not acting as counsel for the Company or any Subsidiary in any pending litigation in which the Company or any Subsidiary is a party involving a loss contingency in excess of $250,000, and we have not had referred to us by the Company or any Subsidiary for legal advice or legal representation any litigation matter or other matter that we believe might be deemed to be overtly threatened litigation in which the Company or any Subsidiary may become a party involving a loss contingency in excess of $250,000. The statement set forth in the preceding sentence is limited to those matters that the Company or any Subsidiary has referred to us for legal representation or about which the Company or any Subsidiary has consulted us as counsel and with respect to which we have given substantive attention subsequent to June 30, 1996. We have identified those matters by making inquiry of lawyers currently in our firm who, according to our records, have been engaged in legal services on behalf of the Company or any Subsidiary during that period, and by examining certain current records that we maintain for our internal operations. In that process, we have not undertaken any independent review of documents or records that are in our possession concerning the Company or any Subsidiary.


          11. The Company is not an investment company as that term is defined in the Investment Company Act of 1940, as amended.

          We are of the opinion that the Registration Statement and the Prospectus (except for the operating statistics, financial statements, financial schedules and other financial data included therein and except for the information referred to under the caption "Experts" as having been included in the Registration Statement and the Prospectus on the authority of KPMG Peat Marwick LLP as experts, as to which we express no view) comply as to form in all material respects with the Securities Act and the Rules and Regulations. We do not know of any contracts or other documents of a character required to be filed as exhibits to the Registration Statement that are not filed as required.


          We have not independently verified and are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness (except as set forth in the preceding paragraph) of the information contained in the Registration Statement and the Prospectus. We have participated in the preparation of the Registration Statement and the Prospectus. From time to time we have had discussions with officers, directors and employees of the Company, KPMG Peat Marwick LLP, the independent certified public accountants who examined the consolidated financial statements of the Company and its Subsidiaries incorporated by reference in the Registration Statement and the Prospectus, and representatives of the Underwriters concerning the information contained in the Registration Statement and the Prospectus and proposed responses to various items in Form S-3 under the Securities Act. Based thereon, no facts have come to our attention that cause us to believe that the Registration Statement (except for operating statistics, financial statements, financial schedules and other financial data included therein and except for the information referred to under the caption "Experts" as having been included in the Registration Statement and the Prospectus on the authority of KPMG Peat Marwick LLP as experts, as to which we express no view), at the time it became effective and at the date hereof, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (except for the operating statistics, financial statements, financial schedules and other financial data included therein and except for the information referred to under the caption "Experts" as having been included in the Registration Statement and the Prospectus on the authority of KPMG Peat Marwick LLP as experts, as to which we express no view) at the time it became effective and at the date hereof contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.


          The opinions set forth herein are subject to the following assumptions, qualifications and limitation:


     a. We have assumed, with your permission and without independent investigation: (i) that the signatures on all documents examined by us are genuine and that where any such signature purports to have been made in a corporate, governmental, fiduciary or other capacity, the person who affixed such signature to such documents had authority to do so (other than if such person is an officer of the Company or its Subsidiaries), (ii) the authenticity of documents submitted to us as originals, and the conformity to authentic original documents of all documents submitted to us as certified, conformed or photostatic copies, and (iii) the correctness of public files, records and certificates of, or furnished by, governmental or regulatory agencies or authorities.


     b. We have assumed, with your permission and without independent investigation, that the Underwriting Agreement has been duly authorized, executed and delivered by each of the parties thereto (other than the Company) and constitutes the valid and binding obligation of such parties, enforceable against such parties in accordance with its terms.


     c. In rendering the opinions set forth in paragraph 1 as to the good standing of the Company and each of the Domestic Subsidiaries under the laws of the jurisdiction of its incorporation or formation and the good standing of the Company and the Domestic Subsidiaries as foreign corporations in the specific jurisdictions, we have relied exclusively on certificates of public officials, all of which have been furnished to you.


     d. In rendering the opinions set forth in paragraph 4, as to the matters set forth in the certificates of officers of the Company and its Domestic Subsidiaries, copies of which have been furnished to you previously today or are attached hereto, we have assumed the correctness of, and are relying solely upon, the statements set forth in such certificates without making any independent investigation or inquiry whatsoever with respect to the accuracy of such statements, other than a review of the relevant minute books and stock transfer records (excluding the stock certificates for the Domestic Subsidiaries, which were not available for our review).


     e. In rendering the opinion set forth in paragraph 4 hereof with respect to the ownership of shares of capital stock of each Domestic Subsidiary, we have relied exclusively upon a review of the relevant stock transfer records of each of the Domestic Subsidiaries which records have been certified to us as correct by an officer of each such Domestic Subsidiary, without making any independent investigation with respect to the completeness and accuracy of such records.


     f. In rendering the opinion set forth in paragraph 9 hereof as to material agreements and other material instruments of the Company and its Subsidiaries, we have assumed the completeness and accuracy of, and are relying solely upon, the statements in the certificates of officers of the Company and the Subsidiaries, copies of which have been furnished to you, identifying all of the material agreements and other material instruments to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound, without making any independent investigation with respect to the completeness and accuracy of the statements contained therein and, based solely upon our review of the reports filed by the Company prior to the date hereof pursuant to the Exchange Act, we have no knowledge of any other material agreements or material instruments to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound.


     g. As to matters of fact, we have relied solely upon certificates of executive officers of the Company, copies of which have been delivered to you.


     h. We express no opinion as to the enforceability of (i) exculpation and indemnity clauses in the Underwriting Agreement to the extent that such clauses are determined to be against public policy of the State of New York or the United States of America and (ii) clauses in the Underwriting Agreement waiving or purporting to waive rights or defenses of the Company or its Subsidiaries that under applicable law that may not be waived.


          This opinion is furnished by us, as counsel for the Company, to you solely for your benefit and solely with respect to the purchase of Senior Notes from the Company by you, upon the understanding that we are not hereby assuming any professional responsibility to any other person whatsoever.


                                    Very truly yours,


                                    Jones, Day, Reavis & Pogue

                                   SCHEDULE A

                           to Company Counsel Opinion



Name of Subsidiary                       Jurisdiction of Incorporation

                                   SCHEDULE B
                           to Company Counsel Opinion



                              MATERIAL LITIGATION

                                                                    EXHIBIT B to
                                                          Underwriting Agreement



                      [FORM OF OPINION OF FRANK MEREDITH]



                                    ________ __, 1997



Chase Securities Inc.,
 as Representative of the several
 Underwriters named in Schedule I
 to the Underwriting Agreement
270 Park Avenue
New York, New York  10017


          Re:  Public Offering of $150,000,000 aggregate amount of
               Senior Notes of Harman International Industries, Incorporated
               -------------------------------------------------------------


Ladies and Gentlemen:


          I am Vice President, Chief Financial Officer and Assistant Secretary of Harman International Industries, Incorporated, a Delaware corporation (the "Company"), and I am admitted to the Bar of the State of California. I have participated in advising the Company with respect to the issuance and sale by the Company $150,000,000 aggregate principal amount of its [ ]% Senior Notes due 2007 (the "Senior Notes") pursuant to the Underwriting Agreement, dated as of __________, 1997 (the "Underwriting Agreement") among the Company, Chase Securities Inc., NationsBanc Capital Markets Inc., Lehman Brothers Inc., Montgomery Securities and Societe Generale Securities Corporation (collectively, the "Underwriters") and I am furnishing this opinion to you pursuant to Section 5(d)(ii) of the Underwriting Agreement. Unless otherwise defined herein capitalized terms used herein shall have the meanings ascribed to them in the Underwriting Agreement.


          Subject to the qualifications set forth herein, I am of the opinion that:


          1. Neither the Company nor any subsidiary is in violation of its certificate of incorporation or bylaws, or other organizational documents or to the best of such counsel's knowledge, in breach of or default with respect to any provision of any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument known to such counsel to which the Company or any such subsidiary is a party or by which it or any of its properties may be bound or affected, except where such default would not materially adversely affect the Company and its subsidiaries; and, to the best of such counsel's knowledge, the Company and its subsidiaries are in compliance with all judgments, decrees and orders of any court or jurisdiction to which they are subject, except where noncompliance would not materially adversely affect the Company and its subsidiaries taken as a whole;

          2. To the best of such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include securities owned or to be owned by such person in the securities registered pursuant to the Registration Statement; and such counsel does not know of any contracts or documents required to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus which are not so filed or described as required, and such contracts and documents as are summarized in the Registration Statement or the Prospectus are fairly summarized in all material respects;


          I have participated in the preparation of the Registration and the Prospectus. From time to time I have had discussions with officers, directors and employees of the Company, KPMG Peat Marwick LLP, the independent certified public accountants who examined certain of the consolidated financial statements of the Company and its subsidiaries included in the Registration Statement and the Prospectus, and the Underwriters concerning the information contained in the Registration and the Prospectus and proposed responses to various items in the Form S-3 under the Act. I have not independently verified and am not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the information contained in the Registration Statement and the Prospectus.


          Based thereon, no facts have come to my attention that cause me to believe that the Registration Statement (except for the operating statistics, financial statements, financial schedules and other financial data included therein and except for the information referred to under the caption "Experts" as having been included in the Registration Statement and the Prospectus on the authority of KPMG Peat Marwick LLP, as experts, as to which I express no opinion), at the time it became effective and at the date hereof, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (except for the operating statistics, financial statements, financial schedules and other financial data included therein and except for the information referred to under the caption "Experts" as having been included in the Registration Statement and the Prospectus on the authority of KPMG Peat Marwick LLP, as experts, as to which I express no opinion) at such times contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein, in light of the circumstances under which they were made, not misleading. References to the Prospectus in this letter include any supplements thereto at the Closing Date.

          This opinion is furnished by me, as Vice President, Chief Financial Officer and Assistant Secretary of the Company, to you solely for your benefit and solely with respect to the purchase by you of the Senior Notes referred to above, upon the understanding that we are not hereby assuming any professional responsibility to any other person whatsoever.


                                    Very truly yours,